Advisory Research International Small Cap Value Fund (ADVIX)
A series of Investment Managers Series Trust

Supplement dated November 6, 2013
To the Summary Prospectus dated March 4, 2013

Notice to Existing Shareholders of Advisory Research International Small Cap Value Fund (the “Fund”):

Brien M. O’Brien is no longer a portfolio manager of the Fund.

Please file this Supplement with your records.